UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

September 14, 2021
Date of Report (Date of earliest event reported)

ABV Consulting, Inc.
(Exact name of registrant as specified in its charter)

Nevada	333-198567	46-3997344
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Room 10C, 10/F, ACME Building, 28 Nanking Street, Jordan, Kowloon, Hong Kong
(Address of principal executive offices)	(Zip Code)

(852) 3584-8263

Registrant’s telephone number, including area code

Unit 1101-1102, 11/F, Railway Plaza

39 Chatham Road S.

Tsim Sha Tsui, Kowloon, Hong Kong
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

SECTION 4 – MATTERS REALTED TO ACCOUNTANTS AND FINANCIAL STATEMENTS

Item 4.01 Change in Registrant’s Certifying Accountant

On September 14, 2021, the Board of Directors as well as the Audit Committee of ABV Consulting, Inc. (the “Company”) approved and authorized the dismissal of HKCM CPA & Co., (“HKCM), as its independent registered public accounting firm. On the same date, the Board of Directors as well as the Audit Committee approved and authorized the engagement of the accounting firm of Olayinka Oyebola & Co., as the Company’s new independent registered public accounting firm.

HKCM’s report on our financial statements dated June 15, 2020, for the fiscal year ended December 31, 2019, did not contain an adverse opinion or disclaimer of opinion, or qualification or modification as to uncertainty, audit scope, or accounting principles.

In connection with the audit of our financial statements for the fiscal year ended December 31, 2019, and in the subsequent interim period through the effective date of dismissal on September 14, 2021, there were no disagreements, resolved or not, with HKCM on any matters of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of HKCM would have caused them to make reference to the subject matter of the disagreements in connection with their report on the financial statements for such year.

During the Company’s most recent fiscal year and the period through the effective date of dismissal of HKCM on September 14, 2021, there were no reportable events as described in Item 304(a)(1)(v) of Regulation S-K.

We provided HKCM with a copy of this current report on Form 8-K prior to its filing with the Securities and Exchange Commission, and requested that they furnish us with a letter addressed to the Securities and Exchange Commission stating whether they agree with the statements made in this current report on Form 8-K, and if not, stating the aspects with which they do not agree. The letter from HKCM dated September 20, 2021, is filed as Exhibit 16.1 to this current report on Form 8-K.

During the two most recent fiscal years and the subsequent interim period through the effective date of appointment of Olayinka Oyebola & Co. (“Olayinka”), on September 14, 2021, we had not, nor had any person on our behalf, consulted with Olayinka regarding either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements, nor had Olayinka provided to us a written report or oral advice regarding such principles or audit opinion on any matter that was the subject of a disagreement as set forth in Item 304(a)(1)(iv) of Regulation S-K or a reportable event as set forth in Item 304(a)(1)(v) of Regulation S-K with our former independent registered public accounting firm.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit	Description

16.1	Letter from HKCM CPA & Co., dated September 20, 2021, to the Securities and Exchange Commission regarding statements included in this Form 8-K.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ABV Consulting, Inc.

DATE: September 20, 2021	By:	/s/ Jian Wei Yu
Jian Wei Yu
President and CEO

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